AROTECH

ADVANCED RESEARCH AND ORIGINAL TECHNOLOGIES

NASDAQ: ARTX | www.arotech.com



AROTECH INVESTOR PRESENTATION

MAY 2013

SAFE HARBOR STATEMENT

AROTECH
ADVANCED RESEARCH AND ORIGINAL TECHNOLOGIES

Forward looking statements (within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended) regarding Arotech Corporation (Arotech) and/or its subsidiaries collective the company, to the extent such statements do not relate to historical or current fact. Forward Looking Statements are based on management's expectations, estimates, projections and assumptions. Forward looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. These statements are not guarantees of future performance and involve certain risks and uncertainties, which are difficult to predict. Therefore, actual future results, performance and trends may differ materially from these forward looking statements due to a variety of factors, including, without limitation: product and technology development; the uncertainty of the market for Arotech's products; changing economic conditions; delay, cancellation or non-renewal, in whole or in part, of contracts or of purchase orders (including as a result of budgetary cuts resulting from automatic sequestration under the Budget Control Act of 2011); and other risk factors detailed in Arotech's most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and other filings with the Securities and Exchange Commission. Arotech assumes no obligation to update the information in this release. Reference to the Company's website above does not constitute incorporation of any of the information thereon into this presentation. The factors listed above are not all-inclusive, and further information is contained in Arotech's latest annual report on Form 10-K, which is on file with the U.S. Securities and Exchange Commission. All forward looking statements speak only as of the date of this release. Arotech does not undertake to update its forward-looking statements.

WHAT WE DO

Profitable and Growth Engine

Battery and Power Systems Technologies



Profitable, Growing & Cash Generating

Training and Simulation Systems



"Our goal is to provide quality defense and security products for the military, law enforcement and homeland security markets."

AROTECH AT A GLANCE

AROTECH
ADVANCED RESEARCH AND ORIGINAL TECHNOLOGIES

KEY METRICS LAST TWELVE MONTHS

MARKET CAP	REVENUE	GROWTH	ADJ. EBITDA	BACKLOG
$18m	$86m	+31%	$3.6m	$76m

TURNAROUND: RETURN TO PROFITABILITY

H1 2012 NET LOSS		H2 2012 NET PROFIT		Q1 2013
($2.4m)	→	$361k	→	$404k

NOTABLE FACTS

NASDAQ

Ticker Symbol ARTX



Headquartered in Ann Arbor, MI



340 employees

Market cap as of May 15, 2013. Backlog as of March 31, 2013.
Revenue, net income and adjusted EBITDA excludes discontinued operations.

AROTECH AT A GLANCE

AROTECH
ADVANCED RESEARCH AND ORIGINAL TECHNOLOGIES

REVENUES BY PRODUCT
LAST TWELVE MONTHS


Simulation
74%
Batteries
26%

REVENUES BY GEOGRAPHY
LAST TWELVE MONTHS


86%
14%

SHAREHOLDER FLOAT
Q1 2013-END


CEO
9%
Directors and Executive Officers
11%
Free Float
80%

TOTAL OUTSTANDING SHARES

16.3m

BATTERIES

AROTECH
ADVANCED RESEARCH AND ORIGINAL TECHNOLOGIES

Long-Term Growth Engine

Leading military customers	Sophisticated battery solutions	Strong technical and R&D expertise

KEY METRICS*

% OF REVENUES
29%

BACKLOG
$17m

EBITDA
$0.3m

For first quarter 2013

"We aim to be a world leader in power solutions for the field warrior and for large scale lithium battery powering requirements."

BATTERY PRODUCTS

AROTECH
ADVANCED RESEARCH AND ORIGINAL TECHNOLOGIES

A *one-stop-shop* for reliable and technically superior custom power solutions

SWIPES & Rechargeable	High Energy	UAVs	Battery Management Systems for Hybrids
			

Customers include, among others:

THALES
भारत इलेक्ट्रॉनिक्स BHARAT ELECTRONICS
Elbit Systems
EAM EASTERN AERO MARINE
U.S.ARMY
צ.ה.ל ISRAEL DEFENSE FORCE

ATTRACTIVE END MARKETS

ARROTECH
ADVANCED RESEARCH AND ORIGINAL TECHNOLOGIES


Tank & vehicle starters

Rocket launchers


Power for submarines


Militaries moving substantially to rechargeable batteries and constantly seek better power sources

Drivers

- Huge batteries
- Increased mobility
- Extended missions
- New portable technologies


GPS


Battle computers


Communication equipment

BATTERY MARKET CAGR*

8.5%



Source: Freedonia Industry Research

GROWTH ENGINE: SWIPES

- **SWIPES: S**oldier **W**orn **I**ntegrated **P**ower **E**quipment **S**ystems
- Efficient energy system for Future Soldier
  - 30% reduction in battery weight
  - Modular power distribution system
  - Suitable for any power source
  - Batteries always charged and ready for use
- Army/OEM requested development in progress
- Launched in 2010 and first sale to the US army at the start of 2012
- Significant potential to penetrate further divisions in the US and Israeli armies, as well as other armies



U.S. ARMY GREATEST INVENTIONS '10



or

INVESTMENT IN R&D

AROTECH
ADVANCED RESEARCH AND ORIGINAL TECHNOLOGIES

Right mix of engineering and technical staff to deliver high-value adding products

R&D AS % OF REVENUES
FY 2012


R&D INCLUDING NRE
3.7%
R&D AS REPORTEDRD
2.5%
TYPICALLY
6-7%

- In many cases, Arotech's R&D is funded by customers that want Arotech to develop new products
- In return, these customers receive lower sale prices
- While R&D on Arotech's income statement appears to be ~2-3% of revenues, taking into account R&D funded by customers, the more correct R&D expenditure figure is ~6-7% of revenues
- This is in line with industry averages

SIMULATION

AROTECH
ADVANCED RESEARCH AND ORIGINAL TECHNOLOGIES

Growing & Profitable

Premier provider of fully integrated simulation training systems	Used by military, municipal and commercial customers	Well positioned in large military training and simulation contracts

KEY METRICS*

% OF REVENUES
71%

BACKLOG
$60m

EBITDA
$2.3m

For first quarter 2013

"Our mission is to be a world leader in providing simulation based training solutions: weapon simulations, vehicle simulations, and use of force simulations."

SIMULATION PRODUCTS

AROTECH
ADVANCED RESEARCH AND ORIGINAL TECHNOLOGIES

Vehicle Simulators	Judgmental Use of Force	High Speed Weapons Simulation	Research Simulation
			

Out of 250+ customers per year, customer base includes:

U.S.ARMY

DEPARTMENT OF HOMELAND SECURITY

DEPARTMENT OF THE NAVY · UNITED STATES MARINE CORPS

DEPARTMENT OF THE NAVY · UNITED STATES OF AMERICA

DEPARTMENT OF THE AIR FORCE

YORK REGION TRANSIT

L3 communications

LOCKHEED MARTIN

BOEING

CUBIC

DRS TECHNOLOGIES

Raytheon

ATTRACTIVE END MARKETS

AROTECH
ADVANCED RESEARCH AND ORIGINAL TECHNOLOGIES

US DOD 2012 SPENDING ON TRAINING AND SIMULATION

$14 bn

MARKET GROWTH CAGR EXPECTATIONS THROUGH 2021

2.5%



High Cost
Low Cost
Increasing use of simulation in place of live training

**Source: US DoD, Forecasts from US Military Training and Simulation Market Assessment published by Frost & Sullivan, January 2013*



"Time and again, our simulation, training, instrumentation and testing products have proven to excel at meeting the training objectives in the field, as well as saving time and money for the units using them."

- Dr. James T. Blake, U.S. Army Program Executive Office for STI

KEY PROGRAMS: VCTS

VIRTUAL CLEARANCE TRAINING SUITE
DETECT • IDENTIFY • NEUTRALIZE



RG-31/33 Panther Trailer
(4) RG- Simulators



IOS/AAR Trailer:
(3) Shared IOS/AAR Stations



Buffalo Trailer – (4) Buffalo Simulators



Husky/JERRV/Talon Trailer –
(2) Husky's, (1) Talon, (1) Talon IOS,
(1) JERRV, and (1) JERRV IOS









- Virtual Clearance Training Suite (VCTS) trains route clearance teams on techniques to detect and neutralize improvised explosive devices (IEDs)
- Contract valued at $78m (for 28 suites, each with 4 trailers) with an additional $25m in options
- Lower margin program due to hardware content
- Received recent modifications to the contract for $9m
- On schedule and delivered 14 suites to date

KEY PROGRAMS:







- High fidelity trainer for the Air National Guard (ANG) boom operators, replicating KC-135R Block 40 boom pod
- The BOSS is intended for squadron level training to be co-located with operational KC-135 air refueling wings
- BOSS provides Air National Guard with significant ROI and cost savings
- Exercised options: 16 production units, a demonstrator retrofit, and initial 12 months Contractor Logistical Support
- The ANG BOSS contract is for $25m over 5 years; currently funded at just under $23m
- Completed initial design and executing first unit production phase

PIPELINE POTENTIAL

ARROTECH
ADVANCED RESEARCH AND ORIGINAL TECHNOLOGIES

Top Training and Simulation Contract Opportunities in Current Pipeline				
Customer	**RFP Date**	**Period of Performance**	**Max. Est. Value if Awarded**	**Description / Status**
Common Driver Trainer (CDT)	Late 2013	2014 – 2016	$85M	Initial and sustainment vehicle driver training simulation for soldiers at the operational institution and training installation levels
International Opportunity	Early 2014	2014 – 2017	$15-30M	In the process of providing information and specifications to the customer in hopes of influencing program requirements
International Opportunity	Late 2013	2014 – 2016	$20-40M	Moving through RFI and definition phase for a very large long-term support and logistics contract, which includes simulation devices

Over 230 other opportunities in the pipeline

FINANCIALS – Q1 2013 UPDATE

AROTECH
ADVANCED RESEARCH AND ORIGINAL TECHNOLOGIES

REVENUES & EBITDA Q1 2013

US$ MILLIONS



37% year-over-year
Total revenue 16.1
EBITDA -0.3
Total revenue 22.1
EBITDA 1.5
Q1 2012
Q1 2013

- 37% YoY growth in revenue
- Strong improvement in EBITDA versus last year
- Ended the quarter with a strong backlog at $76m- similar level at the same time, last year
- Announced expense reduction measures including senior management compensation
- Launched a new investor outreach program including a US East Coast institutional investor roadshow

BATTERY FINANCIAL SUMMARY

AROTECH
ADVANCED RESEARCH AND ORIGINAL TECHNOLOGIES

REVENUE & EBITDA MARGINS
US$ MILLIONS



5.2%
7.8%
10.6%
5.0%
2.4%
8.3% CAGR '08-'12
15.2
17.8
18.7
19.3
20.9
6.4
Q1 2013
Revenue
2008
2009
2010
2011
2012
2013P

- Core business growth expected to accelerate in 2013 based on backlog and conservatively forecasted pipeline conversion
- SWIPES expected to contribute to growth in 2013
- Lower 2011 & 2012 EBITDA margin reflects product mix variation and business development investment
- EBITDA margins in 2013 projected to improve as product mix improves

SIMULATION FINANCIAL SUMMARY

AROTECH
ADVANCED RESEARCH AND ORIGINAL TECHNOLOGIES



REVENUE & EBITDA MARGINS
US$ MILLIONS
12.1%
10.3%
10.9%
12.1%
10.4%
27% CAGR '10-'12
36.0
39.2
35.6
42.9
58.2
15.7
Q1 2013
Revenue
2008
2009
2010
2011
2012
2013P

- Core business has been growing strongly since 2010.
- Based on backlog, growth expected to continue into 2013.
- Upside potential from strong pipeline
- 36% revenue jump in 2012 benefited from the ramp-up of work in the VCTS project
- Lower 2012 EBITDA margins reflect product mix variation, business development investment and lower margins on the high revenue VCTS project
- EBITDA margins to improve slightly as work progresses on VCTS

LOOKING AHEAD: 2013 GUIDANCE

ARОТЕCH
ADVANCED RESEARCH AND ORIGINAL TECHNOLOGIES

REVENUE BREAKDOWN BY PRODUCTS
EBITDA MARGIN
US$ MILLIONS, %



EBITDA guidance
$2.9-$3.4m
5.3%
6.0%
5.3%
2.7%
2.2%
3.7%+
51.2
57.0
54.2
62.1
79.1
85-87
15.2
17.8
18.7
19.3
Battery
20.9
36.0
39.2
35.6
42.9
Simulation
58.2
Revenue guidance
2008
2009
2010
2011
2012
2013P

- As of the end of Q1 2013, firm backlog stood at $76 million, providing strong visibility
- Guidance **does not** bake in any upside from additional projects in the pipeline that Arotech is competing for
- Arotech is better positioned for 2013-2014 because of the large VCTS and BOSS projects, and growth from SWIPES™

SUMMARY

AROTECH
ADVANCED RESEARCH AND ORIGINAL TECHNOLOGIES

- Leader in Ground Vehicle Training & Soldier Power
- Attractive Valuation
- Strong and Diverse Customer Base
- Well-Positioned in Attractive End Markets
- Strong Technology with Significant Barriers to Entry
- Strong Organic Growth Potential

AROTECH
ADVANCED RESEARCH AND ORIGINAL TECHNOLOGIES

AROTECH

ADVANCED RESEARCH AND ORIGINAL TECHNOLOGIES

NASDAQ: ARTX | www.arotech.com



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